UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2014

QUARTET MERGER CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36139	46-2596459
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

777 Third Avenue, 37th Floor, New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

(212) 319-7676

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, QUARTET MERGER CORP. (“QUARTET”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING QUARTET’S SECURITIES, IN CONNECTION WITH THE PROPOSED TRANSACTION WITH PANGAEA LOGISTICS SOLUTIONS LTD. (“PANGAEA”), AS DESCRIBED IN THIS REPORT. THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF QUARTET’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN NOVEMBER 2013 IS ACTING AS QUARTET’S INVESTMENT BANKER IN THESE EFFORTS, FOR WHICH IT WILL RECEIVE A FEE. QUARTET AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF QUARTET STOCKHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS DESCRIBED IN THIS REPORT.

STOCKHOLDERS OF QUARTET AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, QUARTET’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT AND THE REGISTRATION STATEMENT TO BE FILED BY QUARTET’S WHOLLY-OWNED SUBSIDIARY, QUARTET HOLDCO LTD. (“HOLDCO”), IN CONNECTION WITH QUARTET’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ QUARTET’S FINAL PROSPECTUS, DATED OCTOBER 28, 2013, AND QUARTET’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2013, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE QUARTET OFFICERS AND DIRECTORS AND OF EBC AND THEIR RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE TRANSACTIONS DESCRIBED HEREIN. QUARTET’S DEFINITIVE PROXY STATEMENT AND PROSPECTUS INCLUDED IN HOLDCO’S REGISTRATION STATEMENT WILL BE MAILED TO SECURITYHOLDERS OF QUARTET AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE TRANSACTIONS DESCRIBED IN THIS REPORT. SECURITYHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENTS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: QUARTET MERGER CORP., 777 THIRD AVENUE, 37TH FLOOR, NEW YORK, NEW YORK 10017. THESE DOCUMENTS, ONCE AVAILABLE, AND QUARTET’S IPO FINAL PROSPECTUS AND ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

CERTAIN OF PANGAEA’S FINANCIAL RESULTS AND DATA CONTAINED IN THE EXHIBITS HERETO ARE UNAUDITED AND DO NOT CONFORM TO SEC REGULATION S-X AND AS A RESULT MAY FLUCTUATE MATERIALLY DEPENDING ON MANY FACTORS. ACCORDINGLY, SUCH RESULTS AND DATA WILL BE ADJUSTED AND PRESENTED DIFFERENTLY IN QUARTET’S PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND HOLDCO’S REGISTRATION STATEMENT TO SOLICIT STOCKHOLDER APPROVAL OF THE TRANSACTIONS DESCRIBED HEREIN AND TO REGISTER THE SHARES TO BE ISSUED TO QUARTET SECURITYHOLDERS IN CONNECTION THEREWITH.

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ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

This report and the exhibits hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of QUARTET, holdco or PANGAEA, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

This report and the exhibits hereto include “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. PANGAEA’s actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, QUARTET’s and PANGAEA’s expectations with respect to future performance, anticipated financial impacts of the TRANSACTIONS DESCRIBED HEREIN; approval of the transactions by security holders; the satisfaction of the closing conditions to the transactions; and the timing of the completion of the transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the parties’ control and difficult to predict. Factors that may cause such differences include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the business in which PANGAEA is engaged; fluctuations in customer demand; general economic conditions; and geopolitical events and regulatory changes. Other factors include the possibility that the TRANSACTIONS do not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in QUARTET’s most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning QUARTET and pangaea, the transactions DESCRIBED HEREIN or other matters and attributable to QUARTET and pangaea or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither QUARTET, HOLDCO nor pangaea undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

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Item 1.01	Entry into a Material Definitive Agreement.

General; Structure of Merger

On April 30, 2014, Quartet Merger Corp., a Delaware corporation (“Quartet”), entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) by and among Quartet, Quartet Holdco Ltd., a Bermuda company and wholly-owned subsidiary of Quartet (“Holdco”), Quartet Merger Sub, Ltd., a Bermuda company and a wholly-owned subsidiary of Holdco (“Merger Sub”), Pangaea Logistics Solutions Ltd., a Bermuda company (“Pangaea”), and the securityholders of Pangaea (“Signing Holders”). Upon the consummation of the transactions contemplated by the Merger Agreement, (i) Quartet will be merged with and into Holdco, with Holdco surviving the merger (the “Redomestication Merger”) and (ii) Merger Sub will be merged with and into Pangaea, with Pangaea surviving the merger and becoming the wholly-owned subsidiary of Holdco (the “Transaction Merger” and together with the Redomestication Merger, the “Mergers”).

Pangaea is a growth oriented global logistics company focused on providing seaborne drybulk transportation services. It is headquartered in Newport, Rhode Island and conducts all operations through its direct and indirect subsidiaries.

The transaction is expected to be consummated in the third quarter of 2014, after the required approval by the stockholders of Quartet and the fulfillment of certain other conditions, as described herein and in the Merger Agreement.

The following summaries of the Mergers and related transactions, the Merger Agreement and the other agreements to be entered into by the parties are qualified in their entirety by reference to the text of the agreements, certain of which are attached as exhibits hereto and are incorporated herein by reference.

Effect of the Redomestication Merger

Upon consummation of the Redomestication Merger:

•	each share of Quartet common stock will be exchanged for one common share of Holdco (“Holdco Shares”), except that holders of shares of Quartet’s common stock sold in its initial public offering (“public shares”) shall be entitled to elect instead to receive a pro rata portion of Quartet’s trust account, as provided in Quartet’s charter documents;
•	each Quartet right will entitle the holder to receive one-tenth of a Holdco Share; and
•	each unit purchase option of Quartet will be converted into an option to purchase 1.1 Holdco Shares.

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Consideration in the Transaction Merger

Upon consummation of the Transaction Merger, the Signing Holders, in exchange for all of the capital stock of Pangaea outstanding immediately prior to the Transaction Merger, will receive from Holdco:

•	28,431,372 Holdco Shares (or up to 29,411,764 Holdco Shares to the extent the Signing Holders do not elect to receive the up to $10 million in cash as set forth below);

•	up to $10,000,000 in cash or alternatively, at the option of the holders, up to an additional 980,392 Holdco Shares;

•	an additional number of Holdco Shares (the “Net Income Shares”) to be issued upon and subject to Pangaea achieving certain financial results following the Mergers described below; and

•	an additional number of Holdco Shares (the “Cancellation Shares”) to be issued based on the number of Quartet public stockholders that seek conversion of their public shares into a pro rata portion of Quartet’s trust account, as described below.

Net Income Shares

The Signing Holders will be entitled to receive additional payments of Holdco Shares based on Pangaea’s achievement of specified net income targets in the fiscal years ending December 31, 2014, 2015 and 2016. Such payments are referred to in the Merger Agreement as “Net Income Shares.” The following table sets forth the net income targets and the number of Net Income Shares issuable to the Signing Holders upon the achievement of such targets:

Year ending December 31,	Net Income Target	Number of Shares
2014	$27,300,000	3,431,373
2015	$34,000,000	1,960,784
2016	$41,000,000	1,960,784

Notwithstanding whether Pangaea meets any of the above-stated targets in the applicable fiscal year, in the event the Pangaea has cumulative net income of $102,300,000 or more in the one-, two- or three-year periods beginning on January 1, 2014, the Signing Holders will receive, in the aggregate, 7,352,941 Holdco Shares, less the aggregate of any Net Income Shares already issued upon attainment of the above-stated targets for a prior period.

Cancellation Shares

If holders of more than 15% of the Quartet public shares seek conversion, the Signing Holders will be issued up to an additional 1,932,000 Holdco Shares, based on the number of public shares that are actually converted. The Quartet initial stockholders have agreed, pursuant to letter agreements entered into on the same date as the Merger Agreement (the “Founding Shareholder Agreements”), that they will contribute to the capital of Quartet a like number of shares of Quartet common stock as is equal to the number of Cancellation Shares to be issued to the Signing Holders. The Founding Shareholder Agreements will also require such initial stockholders to take certain actions to assist in having the Mergers effectuated.

Lock-Up Agreements

The Signing Holders will agree not to transfer the Holdco Shares they will receive as a result of the Transaction Merger from the closing of the transaction (“Closing Date”) until (A) with respect to 50% of such shares, the earlier of (i) the date on which the closing price of the shares of Holdco Stock exceeds $12.50 per share for any 20 trading days within a 30-trading day period following the Closing Date and (ii) the day preceding the day that is twelve months after the Closing Date and (B) with respect to the remaining 50% of such shares, the day preceding the day that is twelve months after the Closing Date, in each case subject to certain exceptions, provided, that the lock-up period shall terminate immediately prior to the consummation of a liquidation, merger, stock exchange or other similar transaction that results in any Holdco stockholder having the right to exchange their Holdco Shares for cash, securities or other property. This corresponds to the Quartet initial stockholders’ restrictions on transferring their shares memorialized in the escrow agreement entered into in connection with Quartet’s initial public offering.

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Registration Rights

The Signing Holders will be granted certain demand and “piggyback” registration rights with respect to the Holdco Shares to be issued to them in the Transaction Merger.

Indemnification of Holdco

To provide a fund for payment to Holdco with respect to its post-closing rights to indemnification under the Merger Agreement for breaches of representations and warranties and covenants by Pangaea and its subsidiaries and the Signing Holders, there will be placed in escrow (with Continental Stock Transfer & Trust Company, as escrow agent) an aggregate of 1,100,000 of the shares issuable to the Signing Holders at closing. The escrow will be the sole remedy for Holdco for its rights to indemnification under the Merger Agreement. Claims for indemnification may be asserted against the escrow fund by Holdco once its damages exceed a $2,000,000 threshold and will be reimbursable to the full extent of the damages in excess of such amount, subject to certain exceptions. Of the 1,100,000 shares held in escrow, 550,000 shall be released on the first anniversary of the Closing Date and the remaining shares will be released on the second anniversary of the Closing Date, in each case subject to reduction based on shares cancelled for claims ultimately resolved and those still pending resolution at the time of the release.

Representations and Warranties

The Merger Agreement contains representations and warranties of Pangaea, Quartet, Holdco and Merger Sub relating to, among other things, (a) proper organization and similar corporate matters, (b) capital structure of each constituent company, (c) the authorization, performance and enforceability of the Merger Agreement, (d) licenses and permits, (e) taxes, (f) financial information and absence of undisclosed liabilities, (g) holding of leases and ownership of real property and other properties, including intellectual property, (h) contracts, (i) title to, and condition of, properties and environmental condition thereof, (j) absence of certain changes, (k) employee matters, (l) compliance with laws, (m) litigation and (n) regulatory matters.

Covenants

Quartet and Pangaea have each agreed to take such actions as are necessary, proper or advisable to consummate the Mergers. They have also agreed to continue to operate their respective businesses in the ordinary course prior to the closing and not to take certain specified actions without the prior written consent of the other party.

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The Merger Agreement also contains additional covenants of the parties, including, among others, covenants providing for:

(i)	The parties to use commercially reasonable efforts to obtain all necessary approvals from governmental agencies and other third parties;

(ii)	The protection of, and access to, confidential information of the parties;

(iii)	Pangaea and Quartet and their respective affiliates ceasing discussions for alternative transactions (subject to certain limited exceptions);

(iv)	Quartet and Holdco to prepare and file a proxy statement/registration statement within 25 business days of signing the Merger Agreement to (1) solicit proxies from the Quartet stockholders to vote on proposals regarding the approval of the Mergers, and (2) issue the securities of Holdco to the former holders of units, shares of common stock and rights of Quartet;

(v)	Quartet and Pangaea to use their commercially reasonable best efforts to obtain the listing of Holdco’s common stock on the New York Stock Exchange or Nasdaq;

(vi)

Pangaea and the Signing Holders to waive their rights to make claims against Quartet to collect from the trust account (provided that Pangaea and the Signing Holders have a limited right to pursue claims against Quartet or any other party to a business combination in the event the proposed transaction did not close);

(vii)	Pangaea to provide periodic financial information to Quartet through the closing; and

(viii)	Holdco to adopt an incentive stock plan that provides that an aggregate of no more than four percent (4%) of the Holdco Shares to be outstanding immediately after the Mergers shall be reserved for issuance under the plan.

Conditions to Closing

General Conditions

Consummation of the Mergers is conditioned on customary conditions to closing, including (i) the Quartet stockholders approving the Mergers, (ii) the proxy statement/registration statement being declared effective, (iii) the holders of no more than 9,169,603 of Quartet’s public shares exercising their conversion rights and (iv) confirmation from NYSE or Nasdaq that Holdco meets all the requirements for listing on such exchange other than the requirement to have a sufficient number of round lot holders.

In addition, the consummation of the transactions contemplated by the Merger Agreement is conditioned upon, among other things, (i) no order, stay, judgment or decree being issued by any governmental authority preventing, restraining or prohibiting in whole or in part, the consummation of such transactions and (ii) the receipt of all necessary consents and approvals by third parties and the completion of necessary proceedings.

Quartet’s Conditions to Closing

The obligations of Quartet, Holdco and Merger Sub to consummate the transactions contemplated by the Merger Agreement are also conditioned upon, among other things:

•	there being no material adverse change affecting Pangaea;

•	the lock-up agreements and the escrow agreement shall have been executed and delivered by the parties thereto;

•	certain individuals shall be appointed to the board of directors of Holdco;

•	(i) all outstanding indebtedness owned by any insider of Pangaea shall have been repaid in full; (ii) all guaranteed or similar arrangements pursuant to which Pangaea has guaranteed the payment or performance of any obligations of any Pangaea insider to a third party shall have been terminated; and (iii) no Pangaea insider shall own any direct equity interests in any subsidiary of Pangaea; and

•	receipt by Quartet of opinions of Pangaea’s US and Bermuda counsels in agreed form.

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Pangaea’s Conditions to Closing

The obligations of Pangaea to consummate the transactions contemplated by the Merger Agreement also are conditioned upon, among other things:

•	there being no material adverse change affecting Quartet;

•	the lock-up agreements and the escrow agreement shall have been executed and delivered by the parties thereto;

•	Quartet shall have arranged for funds remaining in the trust account to be dispersed to Holdco upon the closing of the Mergers;

•	Quartet’s initial stockholders shall have executed the Founding Shareholder Agreements; and

•	receipt by Pangaea of opinions of Quartet’s US and Bermuda counsel in agreed form.

Waivers

If permitted under applicable law, either Quartet or Pangaea may waive any inaccuracies in the representations and warranties made to such party contained in the Merger Agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the Merger Agreement. However, the condition requiring that the holders of no more than 9,169,603 of Quartet’s public shares exercise their conversion rights may not be waived by Quartet, due to applicable laws.

Termination

The Merger Agreement may be terminated at any time, but not later than the closing, as follows:

(i)	by mutual written consent of Quartet and Pangaea;

(ii)	by either Quartet or Pangaea if the Mergers are not consummated on or before September 30, 2014;

(iii)	by either Quartet or Pangaea if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the merger, which order, decree, judgment, ruling or other action is final and nonappealable;

(iv)	by either Quartet or Pangaea if the other party has breached any of its covenants or representations and warranties in any material respect and has not cured its breach within thirty days of the notice of an intent to terminate, provided that the terminating party is itself not in breach;

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(v)	by either Quartet or Pangaea if, at the Quartet stockholder meeting, the Mergers shall fail to be approved by holders of Quartet’s public shares or the holders of more than 9,169,603 of Quartet’s public shares shall exercise conversion rights;

(vi)	by Pangaea if the Quartet board changes its recommendation that Quartet’s stockholders vote in favor of the Merger Agreement or the Mergers or Quartet breaches any of its obligations to seek to promptly close the transaction (provided that Pangaea may not terminate the Merger Agreement pursuant to this clause if the breach of Quartet’s obligations arise as a result of Pangaea’s failure to provide the information concerning Pangaea required to be included in the proxy statement/registration statement or Pangaea’s failure to provide the necessary consents and approvals for the proxy statement/registration statement from its auditors within a certain period of time); or

(vii)	by Pangaea if immediately prior to the Mergers Quartet does not have cash on hand of $25,000,000 after giving effect to payment of amounts that Quartet will be required to pay to converting stockholders upon consummation of the Mergers.

Post-Merger Board of Directors of Holdco

After the Mergers, Holdco’s board of directors will consist of eight members, of which Pangaea will be entitled to appoint six and Quartet will be entitled to appoint two. Quartet has appointed Eric Rosenfeld, Quartet’s Chairman and Chief Executive Officer, and David Sgro, Quartet’s Chief Financial Officer, as its two nominees. Pangaea has not finalized its nominees as of the date of this Current Report.

The executive officers of Pangaea will retain their positions with Pangaea and become officers of Holdco after the Mergers.

Investor Presentation

Quartet is filing the attached investor presentation (Exhibit 99.2 to this Form 8-K) as Regulation FD Disclosure material.

Press Release

Quartet is filing the attached press release (Exhibit 99.1 to this Form 8-K) as Regulation FD Disclosure material.

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Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits:

Exhibit	Description
2.1	Agreement and Plan of Reorganization, dated as of April 30, 2014, by and among Quartet Merger Corp., Quartet Holdco Ltd., Quartet Merger Sub Ltd., Pangaea Logistics Solutions, Ltd., and the securityholders of Pangaea Logistics Solutions, Ltd.*
10.1	Form of Escrow Agreement among Quartet Holdco Ltd., the Representative (as described in the Agreement and Plan of Reorganization), the securityholders of Pangaea Logistics Solutions, Ltd., and Continental Stock Transfer & Trust Company, as Escrow Agent.
10.2	Form of Lock-Up Agreement.
10.3	Form of Registration Rights Agreement between Quartet Holdco Ltd. and certain holders identified therein
10.4	Form of Founding Shareholders Agreement.
99.1	Press release of Quartet Merger Corp. dated April 30, 2014.
99.2	Investor Presentation.

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Quartet agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2014

QUARTET MERGER CORP.

By:	/s/ David Sgro
Name: David Sgro
Title: Chief Financial Officer

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